UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 9, 2012

PLAINSCAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-53629	75-2182440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400, Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 252-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

PlainsCapital Corporation, a Texas corporation (the “Company”), held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 9, 2012. On the March 16, 2012 record date (the “Record Date”), the Company had two classes of voting securities entitled to vote at the Annual Meeting, Common Stock, par value $0.001 per share, and Original Common Stock, par value $0.001 per share, each of which entitles the holder to one vote per share. The Company did not have any shares of Common Stock issued and outstanding on the Record Date, and, therefore, there were no shares of Common Stock represented in person or by proxy at the Annual Meeting. A total of 21,975,041 shares of Original Common Stock were represented in person or by proxy at the Annual Meeting, representing 64.15% of the 34,255,757 shares of Original Common Stock issued and outstanding on the Record Date. A brief description of each matter voted upon at the Annual Meeting, and the number of votes cast for, against, or withheld, as well as abstentions and broker non-votes and the number of votes cast for each frequency, as applicable, with respect to each matter is set forth below.

Proposal 1 Election of Directors

The shareholders elected three directors to serve as Class III directors until the 2015 Annual Meeting of Shareholders.

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Lee Lewis	21,887,658	87,383	—
Michael T. McGuire	21,887,658	87,383	—
A. Haag Sherman	21,877,290	97,751	—

Proposal 2 Advisory Resolution to Approve Executive Compensation

The shareholders adopted a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables, and any related material in the Definitive Proxy Statement filed with the Securities and Exchange Commission on April 3, 2012 with respect to the matters to be considered at the Annual Meeting.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
20,092,205	1,058,164	824,672	—

Proposal 3 Advisory Resolution on the Frequency of Future Advisory Votes to Approve Executive Compensation

The shareholders adopted a non-binding advisory resolution approving an every 1 year frequency for holding future advisory votes to approve executive compensation.

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
20,244,413	235,424	245,429	1,249,775	—

Proposal 4 Ratification of the Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
21,763,744	—	211,297	—

Disclosure Regarding Frequency of Advisory Votes to Approve Executive Compensation

A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year. In line with this recommendation by shareholders, the Company has determined that it will include an advisory shareholder vote to approve executive compensation in its proxy materials every year until the next required advisory vote on the frequency of shareholder votes to approve executive compensation, which will occur no later than our Annual Meeting of Shareholders in 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINSCAPITAL CORPORATION

Date: May 14, 2012	By:	/s/ JOHN A. MARTIN

	Name:	John A. Martin
	Title:	Executive Vice President and Chief Financial Officer